UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2007

___________________________________________________________

IGI, INC.
(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

Delaware	001-08568	01-0355758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

105 Lincoln Avenue Buena, New Jersey 08310 (Address of Principal Executive Offices) (Zip Code)

(856) 697-1441 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Definitive Agreement.

      On January 5, 2007, a subsidiary of the the Registrant, Igen, Inc. ("Igen"), entered into a sublicense agreement with Novavax, Inc. ("Novavax") pursuant to which it non-exclusively sublicensed certain technologies in certain territories back to Novavax for use with respect to animal pharmaceuticals and biologicals solely to enable Novavax to enter into amendments (the "Bharat Amendments") to certain agreements ("Bharat Agreements") with Bharat Biotech International Limited to include the treatment and/or prevention of animal diseases , including the prevention of avian bird flu.

      The rights were originally licensed by Igen to Novavax pursuant to a license agreement dated December 13, 1995. The term of the license agreement was extended until 2015 when Igen exercised an option in 2005 by payment to Novavax of $1,000,000.

The Registrant has been informed by Novavax that Novavax has entered into the Bharat Amendments.

      With respect to products for the the prevention of avian flu in birds and other animals covered under the Bharat Agreements, IGI is to receive fifty percent (50%) of the net royalties paid by Bharat to Novavax on net sales utilizing Novavax proprietary virus-like particles and antigens (Novavax Antigens") and eighty percent (80%) of the net royalties paid by Bharat to Novavax on net sales using Bharat antigens, but not Novavax Antigens.

      With respect to other animal products covered by the Bharat Agreements, as amended, IGI is to receive 80% of the net royalties Novavax receives under such agreements with respect to net sales of products containing Novasome® paucilamellar vesicles but not Novavax Antigens.

      The rights which are the subject of the Sublicense relate to organized lipid structures, lipid vesicle encapsulation technologies, cellulose structure and micellar nanoparticles and superabsorber/hydrogel technology.

      The term of the Sublicense extends until expiration of the term of all agreements amended by the Bharat Amendments. In addition eith party may terminate the Sublicense upon a change of control (as defined) of the other party.

Item 8.01 Other Events

On January 5, 2007 the Registrant issued a press release with respect to the Sublicense, a copy of which is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release Dated January 5, 2007 Regarding Sublicense of Certain Rights to Novavax, Inc.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

	By:	/s/ Rajiv Mathur

Rajiv Mathur President & Chief Executive Officer

Date: January 11, 2007


Exhibit Index

Exhibit Number	Description

99.1	Press Release Dated January 5, 2007 Regarding Sublicense of Certain Rights to Novavax, Inc.
